Exhibit 10.13

Spousal Consent

The undersigned, Sun Ying (ID card No. ***), is the lawful spouse of Han Shaoyun (ID card No. ***). I hereby unconditionally and irrevocably agree to the execution of the following documents (hereinafter referred to as the “Transaction Documents”) by Han Shaoyun on November 25, 2013, and the disposal of the equity interests of Beijing Tarena Jinqiao Technology Co., Ltd. (“Beijing Tarena”) held by Han Shaoyun and registered in his name according to the following documents:

(1)	Amended and Restated Equity Interest Pledge Agreement entered into between Han Shaoyun, Tarena Technologies Inc. (hereinafter referred to as the “WFOE”) and Beijing Tarena;

(2)	Amended and Restated Exclusive Option Agreement entered into between Han Shaoyun, the WFOE, Beijing Tarena and Tarena International, Inc.;

(3)	Power of Attorney executed by Han Shaoyun;

(4)	Amended and Restated Loan Agreement entered into between Han Shaoyun and WFOE.

I hereby undertake not to make any assertions in connection with the equity interests of Beijing Tarena which are held by Han Shaoyun. I hereby further confirm that Han Shaoyun can perform the Transaction Documents and further amend or terminate the Transaction Documents absent authorization or consent from me.

I hereby undertake to execute all necessary documents and take all necessary actions to ensure appropriate performance of the Transaction Documents (as amended form time to time).

I hereby agree and undertake that if I obtain any equity interests of Beijing Tarena which are held by Han Shaoyun for any reasons, I shall be bound by the Transaction Documents and the Amended and Restated Exclusive Business Cooperation Agreement entered into between the WFOE and Beijing Tarena as of November 25, 2013 (“Exclusive Business Cooperation Agreement”) (as amended from time to time) and comply with the obligations thereunder as a shareholder of Beijing Tarena. For this purpose, upon the WFOE’s request, I shall sign a series of written documents in substantially the same format and content as the Transaction Documents and Exclusive Business Cooperation Agreement (as amended from time to time).

_/s/ Sun Ying

Date: November 25, 2013